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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  January 1, 2002

                              ORGANOGENESIS INC.
                              ------------------
            (Exact Name of Registrant as Specified in Its Charter)


         Delaware                      1-9898               04-2871690
         --------                      ------               ----------
(State or Other Jurisdiction  (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                 Identification No.)

                                 150 Dan Road
                               Canton, MA  02021
                               -----------------
                        (Address of Principal Executive
                         Offices, including Zip Code)

      Registrant's telephone number, including area code:  (781) 575-0775

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ITEM 5.   OTHER EVENTS.

     On January 4, 2002, the Registrant issued a press release announcing that the Registrant's Board of Directors has initiated a search for a new Chairman and that Albert Erani resigned, effective January 1, 2002, from the position of Chairman. Mr. Erani will continue to serve as a member of the Registrant's Board of Directors.

     The information contained in the Press Release dated January 4, 2002 is incorporated herein by reference and attached as Exhibit 99.1 hereto.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          99.1      The Registrant's Press Release dated January 4, 2002.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    ORGANOGENESIS INC.
                                    (REGISTRANT)


Date:  January 4, 2002              By: /s/ John J. Arcari
                                        -----------------------
                                        John J. Arcari
                                        Chief Financial Officer

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                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number        DESCRIPTION
-------       -----------

 99.1         The Registrant's Press Release dated January 4, 2002.


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